UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

CENTER COAST MLP FOCUS FUND

(Class A Shares: CCCAX)

(Class C Shares: CCCCX)

(Institutional Class Shares: CCCNX)

ANNUAL REPORT

NOVEMBER 30, 2017

Center Coast MLP Focus Fund

A series of Investment Managers Series Trust

Table of Contents
Shareholder Letter	1
Fund Performance	14
Schedule of Investments	16
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	37
Supplemental Information	38
Expense Example	43

This report and the financial statements contained herein are provided for the general information of the shareholders of the Center Coast MLP Focus Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

Center Coast MLP Focus Fund 2017 Annual Report	January 2018

January 4, 2018

Dear fellow shareholders:

Below is the Annual Report for the Center Coast MLP Focus Fund for the period ending November 30th, 2017.

PERFORMANCE OVERVIEW

The Fund’s no load Institutional Share Class (CCCNX) returned -6.53% net of expenses and corporate taxes for the twelve-month period ending November 30th, 2017. This can be compared to the total return, including dividends and capital gains reinvested, of +22.87% for the broader equity markets as represented by the Standard and Poor’s 500 Index (“S&P 500”) and the total return of -6.83% for the Alerian MLP Index (“AMZ”). This year’s annual report concluded the 83rd month of the Fund’s existence, and since inception CCCNX has generated a cumulative total return of +16.05% and an annualized return of +2.18%.i

For the period ended 12/31/17, the Fund’s one-year total return for the Institutional Share was -6.57%, three-year return was -5.64%, and five-year return was 1.55%. Since inception (12/31/10) the cumulative return was 20.59%, and the annualized return was 2.71%. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 800 207 7108. The Fund’s total operating expense ratio for the Institutional Share was 1.19% as stated in the current prospectus. As reflected in the financial statements accompanying this letter, the Fund’s total operating expense ratio for the Institutional Share for the fiscal year ended November 30, 2017 was 1.19%. While the Fund’s investment advisor has contractually agreed, until March 31, 2018, to waive its fees and/or reimburse expenses, excluding deferred income tax expenses, so that the total annual fund operating expense does not exceed 1.25%, such fee waiver or expense absorption was not necessary as the total annual fund operating expenses were below the 1.25% cap as of the Fund’s fiscal year end, November 30, 2017.

2017 SUMMARY OBSERVATIONSii

For energy infrastructure companies and Master Limited Partnerships (“MLPs”), 2017 was a tough year—another tough year—particularly when compared to a broader market that seemed to set a record high on a daily basis. This admittedly came as a bit of a surprise since we entered 2017 fairly optimistic after OPEC’s cut, the election results, and a vastly improved fundamental backdrop for the energy industry as a whole. But whatever initial momentum we might have had—up 8% in the first fiscal quarter—faded throughout the rest of the year as sentiment turned negative, anemic fund flows became overwhelmed by new equity, and tax loss harvesting added insult to injury to a year we are happy to have in the rearview mirror.

The fundamentals did indeed improve throughout 2017, as expected. As we write this letter, U.S. production is setting all-time highs across all commodity streams: crude oil, natural gas, and natural gas liquids (“NGLs”). Production is expected to continue to grow significantly in 2018 and beyond. This cheap and abundant supply is making the U.S. an increasingly important player in the global energy market, as evidenced by record export numbers in 2017 for natural gas, crude oil, ethane, propane, butane, and refined products. Crude oil and NGL prices, although more relevant to sentiment than cash flow, have improved dramatically year over year (up 16% and 34%, respectively). All the while, many large-scale projects came into service this year (e.g., the Dakota Access Pipeline) and many others now have a clear path to 2018 completion (e.g., large-scale ethane crackers on the Gulf Coast).

Clearly, however, something (or a few things) caused the market to ignore these positive fundamentals and price MLP/midstream securities at historically low valuation levels. In fact, MLPs exited the fiscal year with an EV/EBITDA multiple that was discounted to the S&P 500 multiple—a rare post-financial crisis event only seen briefly in late 2015 / early 2016 (see chart below).1

Source: Bloomberg and Center Coast estimates

We heard many theories to explain the weakness, but we believe that multiple factors were working together as part of a continuous negative feedback loop that was the root cause of this year’s sub-par performance. In response to this MLPs and other energy infrastructure companies have been forced to adjust and evolve.

This feedback loop starts with negative investor sentiment. Right or wrong, that negative sentiment could be linked to a handful of factors of the past few years: crude oil prices (2015 and 2016); corporate governance concerns; interest rate increases; impact of tax reform; etc. With weak sentiment, MLPs have had limited access to traditional pools of capital needed to finance their growth. In response to this, MLPs are forced to do one or a few of the following: (i) find other sources of capital (e.g., the preferred equity market); (ii) reduce spending (e.g., the joint ventures utilized in pipelines such as ETP’s Rover); (iii) slow distribution growth (e.g., EPD’s decision to cut growth in half); or (iv) cut distributions. This creates additional uncertainty and perpetuates negative sentiment, feeding the loop.

[1]	EV/EBITDA is a ratio that compares a company’s Enterprise Value (“EV”) to its Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”). The EV/EBITDA ratio is commonly used as a valuation metric to compare the relative value of different businesses; a lower relative multiple implies that a company or sector is undervalued relative to the other.

How do you break the loop? Investor sentiment must go up, or traditional financing utilization must go down. Since investor sentiment is difficult to control, most of the focus in 2017 has been on reducing the need for traditional financing sources. The good news is that most management teams did something in 2017 to address this, positioning them outside the loop for 2018 and beyond. Here’s how some of our top holdings have adjusted and evolved:

•	ANDX – eliminated its incentive distribution rights (“IDRs”) thereby permanently reducing its cost of capital, raised $600 million of preferred equity in November, received an investment grade rating, and does not expect to issue any public common equity in 2018
•	MPLX – in the process of eliminating its IDRs to permanently reduce its cost of capital, funded the equity portion of its most recent drop-down acquisitions with equity back to its parent sponsor, and does not anticipate any public common equity needs in the foreseeable future
•	EPD – slowed its distribution growth rate from ~5% to ~2.5% to eliminate the need for public common equity in 2019 and beyond
•	WPZ – eliminated IDRs and permanently reduced its cost of capital while cutting distributions 29% to eliminate equity needs for the foreseeable future

Others either pre-funded their equity needs or underwent similar structural changes to eliminate the need for public common equity in 2018—WES and PAA, to name a couple. Overall, we believe equity needs in 2018 will be less than 40% of what they were in 2017. Thus, even if investor sentiment stays weak it should have less of an impact on distributions, growth, and…sentiment itself.

While we believe there are still a few names that might need to take action (e.g., ETP and NS) a lot of the work has already been done. Effectively, this difficult market has forced and accelerated simplification, more disciplined corporate finance, and a renewed focus on capital efficiency and returns. All of these actions, while painful in the short-term, should position the asset class to be more stable and self-reliant going forward.

Are we finally then positioned for an uplift? Only time will tell, but the underlying fundamentals remain strong—not much has changed there—and valuation looks incredibly attractive based on historical trading levels. As we put another tough year behind us, we are increasingly optimistic about our constituents’ and our investors’ prospects in 2018.

Below is a quarter-by-quarter synopsis of Fiscal Year 2017 and an analysis of the Fund’s top and bottom contributor.

2017 YEAR IN REVIEW

Q1 – December 2016 through February 2017 (+8.20% total return by the Fund’s Institutional Share): The 2016 fiscal year ended on a positive note on the heels of a surprise production cut by OPEC on November 30, 2016, causing WTI spot prices to rally +9.3% that same day. Though trading volatility remained, WTI crude oil continued to rally through the first fiscal quarter of 2017, adding another +9.2%. The backdrop set by commodity prices was enhanced by several other factors to improve investor sentiment, including:

•	Capital markets availability –~$3.0 billion of follow-on equity raised during the quarter[2]
•	M&A activity and simplification transactions continued – over $35 billion in M&A transactions in the first quarter, including:
o	2/1/17: Parent OKE announced intent to acquire outstanding OKS units
o	1/14/17: Parent DCP LLC sells assets and associated debt to DPM
o	1/9/17: Parent WMB retires IDRs in exchange for WPZ LP units, which cuts distribution
o	1/3/17: Parent MPC announced intent to retire IDRs in exchange for MPLX units
•	Increasing rig counts – U.S. land rigs were up ~90% since the May 2016 bottom and up over 25% quarter-over-quarter
•	Export markets continued providing an outlet for growing U.S. market share – cheap, U.S. hydrocarbons going global with record quarterly NGLs, crude oil, and liquefied natural gas (“LNG”) exports during Q1
•	Regulatory burden eased for new pipelines – the new administration removed some federal regulatory road blocks and helped encourage the completion of some large-scale projects (e.g., Dakota Access Pipeline [“DAPL”], Keystone XL)
•	Fund flows made a comeback – exchange-traded funds (“ETFs”), open-end funds (“OEFs”), and closed-end funds (“CEFs”) raised over $3.2 billion in the first quarter, with January and February each crossing $1.0 billion raised for the first time since May 2015

Midstream investors, us included, appeared to regain trust in the market after Q1 performance; midstream companies appeared to be trading on company-specific fundamentals which continued to trend positive with rising supply and demand of U.S. hydrocarbons. However, despite little change to the fundamentals, the first quarter sentiment boost was short-lived.

Q2 – March 2017 through May 2017 (-5.55% total return by the Fund’s Institutional Share): The second quarter seemed like “déjà vu all over again” for those in midstream land. WTI spot prices dropped 11% from early March to late May 2017 with substantial volatility throughout. This precipitous drop gave way to the return of elevated correlations between midstream and crude oil prices, reaching an R² of 0.67 during March 2017.3 This was disappointing and frustrating for us as we had hoped that this level of correlation was behind us. As mentioned above, the midstream space had several tailwinds heading into the second quarter that should have allowed for company-specific fundamentals to take center stage, but crude prices created a familiar distraction.

[2]	Refers to equity raised through overnight or marketed common follow-on deals (excludes issuances from PIPEs or at-the-market programs)
[3]	In statistics, the coefficient of determination (“R²”) is the proportion of the variance in the dependent variable that is predictable from the independent variable. In this context it refers to the variance in AMZ performance that can be predicted by crude prices.

Did the fundamental tailwinds disappear Q1 to Q2? Absolutely not – cash flow was up; production was up; rig counts were up; NGL demand was up; natural gas demand was up; interest rates remained relatively low; the credit markets remained accommodating; the broader equity markets continued at all-time highs; OPEC support continued, and; a pro-infrastructure and pro-energy administration continued encouraging U.S. energy independence. Nevertheless, the movement of a single data point—crude oil prices—was the primary reason for derailed performance for the quarter. But why were crude oil prices even down for the quarter? Primarily because of U.S. production gains and the realization that domestic production can grow rapidly in a crude oil price environment below $55 per barrel. Importantly, this is actually a good thing for midstream companies and MLPs, who stand to benefit from transporting increasing volumes.

Throughout the second quarter it became apparent to us that there needed to be a shift in the way that midstream investors view the fundamental relationship between crude oil prices and U.S. production—a new trading paradigm. Unlike during the pre-shale era, U.S. producers have now found themselves as the marginal global suppliers—and price makers instead of price takers—with rapid US production growth contributing to the “cap” on global crude oil prices. Thus, even though the price of crude oil has remained relatively low by recent history, domestic production volumes have reached peak levels, benefitting volume throughputs and midstream cash flows. Yet crude oil prices continued to influence midstream market behavior irrespective of the fundamental shift in this U.S. production and price dynamic. Correlations did break down in the second half of the year, though not in the direction we would have expected.

Q3 – June 2017 through August 2017 (-3.15% total return by the Fund’s Institutional Share): The third quarter started right where Q2 left off, with crude prices bullying midstream performance. Even with a nine-month extension of the 1.8 million barrels per day OPEC and non-OPEC cut, crude oil prices suffered (down 5% in June) as U.S. production grew faster than expected and domestic inventories drained slower than expected. The correlation of daily crude oil price movements and AMZ performance increased to 0.75 during the month of June, a level not seen since January 2016. The silver lining to an otherwise bleak month was a strong finish—from June 21st to month’s end the asset class rallied over 7%, closing things out on a high note.

July was a much welcome positive month (the first since February) in which the correlation between crude and the AMZ broke down. While we generally welcome the decreased correlation between crude prices and the AMZ, we note that this break occurred in an up month for crude. Crude draws surprised market participants throughout the month and crude prices reacted positively to the DOE announcements as the “crude glut” continued to get worked off. The seasonal draws experienced in July came despite US production once again nearing all-time highs, a testament to resilient petroleum demand and decreasing imports as OPEC cuts made their way through the global system.

The majority of Q2 2017 earnings results were positive: nearly 75% of the Fund’s core constituents met or beat consensus expectations for the quarter. Distributions per unit for this group grew 4% over Q2 2016, and, on average, EBITDA for the group was up almost 5% over the same quarter in the prior year.

Nevertheless, the positive announcements were overshadowed by PAA in early August when the partnership reported a modest earnings miss and revised down guidance due to continued weakness in its Supply & Logistics (“S&L”) business. While PAA hinted at a distribution cut concurrent with its earnings release, it took two weeks for the company to provide specifics around plans to fix its balance sheet. Importantly, these plans included a deeper-than-expected 45% distribution cut. In a yield-oriented market that is largely predicated on certainty of cash flow and distributions, this period of uncertainty did not go over well for midstream equities (the AMZ was down approximately 5% during the two-week waiting period).

Capital markets further exacerbated the negative performance stemming from the PAA announcement. As we’ve talked about many times before, the midstream industry is in the process of a massive infrastructure build-out for natural gas, NGLs, and crude oil. This buildout requires new capital to finance the growth. As seen in August of 2017, the sheer volume of new equity issued by companies can sometimes overwhelm investor demand, creating temporary technical pressure on midstream equities. On 8/15/17 ETP priced a $1.0 billion common unit follow-on offering to shore up its balance sheet and fund future capital expenditures. The offering came with a sort of sticker shock given the amount of capital being raised. The market struggled to absorb this level of new equity as midstream dedicated funds had net inflows of ~$350 million, a steep deficit relative to the new equity being issued. This technical headwind should in theory be short-lived; however, the effect can be prolonged if there is a continued flow deficit (i.e. new equity issued is greater than new fund flows) as we would see during the last quarter of 2017.

Q4 – September 2017 through November 2017 (-5.56% total return by the Fund’s Institutional Share: The fourth quarter picked up where the third quarter left off—strong quarterly earnings (despite devastating hurricanes) were overshadowed by corporate finance announcements, capital markets fatigue, and other technical factors such as tax loss harvesting.

Despite the capital markets fatigue, it was encouraging to see some high-quality midstream companies raise meaningful amounts of capital at attractive rates in a tough market. PSXP, BPL and SHLX announced private offerings directly to dedicated midstream players during the quarter; the debt markets continued to stay open as ten midstream players issued notes raising a total of $8.2 billion at attractive rates, and; the preferred market provided a source of alternative financing as eight midstream companies tapped this pool of capital raising a total of $5.0 billion. We think these deals demonstrate the flexibility midstream entities have to raise capital critical for important growth projects, and they have the added effect of alleviating some near-term capital markets concerns. In theory, these types of alternative financings are less disruptive to daily trading of common equity and allow companies to tap distinct pockets of capital.

Halfway through the quarter, however, the AMZ fell 9% over a 14-day period following a couple of surprise distribution announcements and the launch of a new $800mm IPO from international supermajor BP p.l.c. After market close on October 12th, Genesis Energy, L.P. (NYSE: GEL) cut its distribution 31% in order to de-lever and avoid issuing equity to fund growth. This wasn’t all that surprising to us, but it took many investors by surprise as the majority of distribution cuts were thought to have already occurred during the depth of the 2015/2016 commodity price rout. Perhaps more impactful to investor sentiment, however, was the surprise distribution growth reduction by Enterprise Products Partners L.P. (NYSE: EPD), the consensus standard-bearer of the MLP world. For years EPD had increased its distribution by the same amount every quarter, building up coverage in good times so it could maintain ratable increases through market cycles. No one expected this to change. While many applauded the focus on cost and availability of growth capital, others feared widespread distribution growth reductions and questioned how that might impact near-term performance—i.e., if the value proposition for MLPs is “yield + growth,” what happens if the latter is reduced across the board?

As a result, sentiment was fairly low when BP Midstream Partners LP (NYSE: BPMP) launched its $800 million midstream MLP IPO on October 26th. During the 10-day marketing period, as dedicated MLP funds and others attempted to raise money for the IPO, open-end MLP mutual funds experienced net outflows of at least $40 million (by our estimates). The supply-demand mismatch is hard to ignore–$800 million of new supply from BPMP with negative $40 million of new money for dedicated MLP funds. Therefore, to the extent dedicated MLP funds wanted to participate in the IPO, they would have had to sell existing MLP positions to “make room” for BPMP. The AMZ was down 7.4% during the BPMP marketing period.

Q3 2017 earnings surprised to the upside as Gulf Coast hurricane impacts were less material than originally feared and volumes in key growth areas continued to ramp. 83% of the Focus Fund holdings beat or met consensus expectations on a weighted average basis. The four holdings that missed consensus expectations maintained full year 2017 guidance, highlighting the one-time and/or transient nature of the misses. As a whole, management commentary during earnings calls appeared to be bullish as domestic production continues to ramp, new projects come online, global commodity markets improve, domestic exports rise to record levels, and OPEC extends production cuts.

Despite early rumors of Russia potentially dropping out of the OPEC production cut agreement in March 2018, OPEC and its Non-OPEC partners managed to extend the 1.8 million barrel per day production cut for all of 2018. Moreover, OPEC exceeded expectations by convincing Libya and Nigeria to agree to cap their production at 2017 levels. OPEC’s strong messaging provided a nice boost of confidence as some investors were worried that the OPEC meeting would be a disappointment.

Tax loss harvesting, both by individuals and dedicated funds, acted as yet another challenge for the space during November. Year-end tax harvesting has come up throughout the energy downturn, particularly in years with an absence of widespread losses in other market sectors. It is hard to pinpoint and/or quantify the exact effect of tax loss selling given its opaque nature; however, from chatter with other market participants it is a widely known fact that MLPs/midstream were an easy target this year. This likely caused indiscriminate selling throughout the space, but affected some names more than others.

In summary, Q4 was another difficult quarter for MLPs despite positive fundamental news, better-than-expected earnings and an extension of the OPEC production cut. The AMZ reached a 2017 low of 252 on 11/29/17 (a level last seen during late February 2016) before staging a much-needed +4.1% rally on 11/30/17. Even though the AMZ ended the Fund’s fiscal year down 6.8% on a total return basis, it ended on a positive note, momentum we hope carries forward to 2018.

2017 Fund Contribution Analysis4

The majority of the Fund’s top 5 contributors during the 2017 fiscal year benefitted from corporate finance and/or corporate structure transactions that should ultimately improve the cost of capital and increase asset scale/diversity.

•	MPLX was and continues to be a top holding for the Fund as it is positioned to benefit from strong fundamentals in the Appalachia region and is currently undergoing a corporate simplification that should allow MPLX to improve its cost of capital in order to be more competitive pursuing new organic growth opportunities and M&A. We expect the corporate simplification to close in the first half of 2018. MPLX outperformed the AMZ by 23.1% during the 2017 fiscal year.
•	OKS likewise benefitted from a simplification transaction in 2017. On February 2nd, parent OKE announced it would acquire OKS in a unit-for-stock deal with an implied 22.4% premium to OKS unitholders. OKS outperformed the AMZ by 24.6% during this time period, most of which came on the day the acquisition was announced. The acquisition closed June 30th, resulting in a partial year contribution for OKS.
•	DCP undertook a major acquisition early in the year in which all remaining assets held at its general partner were dropped-down to the partnership in exchange for newly issued common units. The transaction was well received by investors as it increased DCP’s asset scale and added geographical diversity. DCP continued to rally through the end of year driven by a surge in NGL prices. DCP outperformed the AMZ by 17.4% during the 2017 fiscal year.

[4]	Fund Contribution is the return of a security multiplied by the security’s average weight in the portfolio or benchmark over a specific time period (fiscal year 2016, in this case).

•	ANDX, formerly TLLP, was another top holding that benefitted from a corporate structure change during 2017. ANDX’s sponsor, ANDV, acquired Western Refining, Inc. (NYSE: WNR) in November 2016. Investors began speculating about a potential merger of the underlying MLPs, ANDX and WNRL, concurrently with some sort of IDR simplification. This much-anticipated transaction was announced in August 2017 and was in-line with market expectations. ANDX outperformed the AMZ by 9.1% during the 2017 fiscal year.
•	PSXP outperformed in 2017 as it was able to access pools of capital outside of traditional equity markets in order to fund drop-down acquisitions. In late September, PSXP issued new preferred units and common units directly to institutional investors. This type of equity raise was not as disruptive as traditional follow-on equity, and the markets rewarded PSXP through the end of the year. PSXP outperformed the AMZ by 15.5% during the 2017 fiscal year.

In general, the top 5 detractors came under pressure during 2017 because of low coverage, high leverage, negative sentiment surrounding corporate governance and other company-specific factors.

•	We have talked at length about the issues that have plagued PAA during the downturn. In short, PAA’s S&L segment has underperformed relative to expectations because of unanticipated competitive dynamics in key basins and price spread/structure, ultimately leading to 2 distribution cuts in the past 18 months. We believe PAA is now on firmer financial footing which will allow it to take advantage of its industry-leading crude pipeline network as domestic production continues to ramp.
•	In April 2017 NS acquired Navigator, a premier crude oil gathering system in the prolific Permian basin. The highly sought-after asset went through a competitive bidding process and the $1.5bn final price tag was deemed too steep by some. Since the acquisition, NS coverage and leverage has been a main investor concern and has led the market to believe that a distribution cut is looming. While the initial ramp on the acquired assets has been slightly slower than expected, we believe that the Permian will prove to be a strategic production basin for NS.
•	ETP was an underperformer in 2017 as resilient cash flows were overshadowed by regulatory and governance concerns. Two of ETP’s large organic projects, DAPL and Rover, had several highly publicized regulatory hiccups throughout the year, though project timing was not materially impacted in either case. Furthermore, ETP investors continue to question management alignment within the GP / LP structure. To top it all off, ETP announced a large equity offering late in the year that exacerbated negative investor sentiment and impacted supply and demand of ETP units.
•	BPL was right in-line with the market up until late August. The hurricanes that devastated the US Gulf Coast and the Caribbean disproportionality affected BPL’s Caribbean operations. Concurrently, investor concerns started surfacing regarding the current Caribbean storage market, customer re-contracting issues, and a tightening forward curve. In response to these concerns, late in the year BPL announced it would be reducing its distribution growth to 0% in order to become a self-funding entity. We still like BPL’s demand facing asset base and think they can consistently generate stable cash flow through commodity cycles.
•	WES did not really experience any of the factors outlined above–leverage is in good shape, coverage is robust, it has a strong/supportive sponsor, and distribution growth is estimated to remain at 7%-10%. WES remains one of the notable ways to play the growing Permian production given its exposure to premier acreage and counterparties. However, APC (WES’ sponsor) has been touting its capital discipline strategy and its reluctance to drill just for growth’s sake, calling into question the ultimate cash flow growth WES could be able to achieve.

CONCLUSION

The market pain experienced this year was disappointing. That said, we believe it encouraged and accelerated activity and discipline that better position our constituents to succeed in the future. Meanwhile, the U.S. energy industry continues to present a tremendous opportunity for midstream infrastructure as we sit at or near record crude oil, natural gas and NGL production levels. Further, the abundant, low-cost shale resource exploited by U.S. producers has crashed commodity prices and spurred new demand across the product value chain, a trend that is continuing today. U.S. energy competes for global market share like never before. As we look ahead to 2018 we anticipate setting new records for production, transportation, and consumption of U.S. hydrocarbons, and we believe our constituents today are better able to reap these rewards than they were at the start of 2017.

As both portfolio managers and Fund shareholders, we continue to look forward to valuations normalizing and the potential for stable, growing cash flows being rewarded in the market yet again.

We appreciate your investment with us.

Best Regards,

Dan C. Tutcher	Robert T. Chisholm
Principal & Portfolio Manager	Principal & Portfolio Manager

Jeff A. Jorgensen
Portfolio Manager & Director of Research

IMPORTANT RISKS AND DISCLOSURES

The Board of Trustees of Investment Managers Series Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Center Coast MLP Focus Fund (the “Acquired Fund”), a series of the Trust, into a newly organized series (the “Acquiring Fund”) of Brookfield Investment Funds. The reorganization is subject to approval by its shareholders. If the Plan is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business on or about February 2, 2018.

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Center Coast MLP Focus Fund is subject to risk, including the possible loss of principal amount invested and the following risks which are more fully described in the prospectus. The Fund concentrates in Master Limited Partnerships (MLPs), which involve additional risks to those from investments in common stock, including but not limited to cash flow risk, tax risk, and risks associated with limited voting rights. In order to provide professional management of a portfolio comprised primarily of MLP investments in a mutual fund format, the Fund is structured as a “C” Corporation. Therefore, unlike most other open-end mutual funds, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund’s net asset value per share (“NAV”) will include a deferred tax expense (which reduces the Fund’s NAV) or asset (which increases the Fund’s NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund’s deferred tax expense or asset is based on estimates that could vary dramatically from the Fund’s actual tax liability/benefit, and therefore, could have a material impact on the Fund’s NAV. The Fund, unlike the MLPs in which it invests which are treated as partnerships for U.S. Federal income tax purposes, is not a pass-through entity. Consequently, the tax characterization of the distributions paid by the Fund, such as dividend income or return of capital, may differ greatly from those of its MLP investments. An investment in the Fund does not provide the same tax benefits as a direct investment in an MLP.

The Fund currently anticipates paying cash distributions at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund may maintain cash reserves, borrow or sell certain investments at less desirable prices in order to pay the expenses of the Fund. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests.

It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder’s cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that is not considered ROC is expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder’s cost basis. The portion of the Fund’s distributions that may be classified as ROC is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor or sub-advisor (e.g. mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The ROC portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The MLPs owned by the Fund are subject to regulatory and tax risks, including but not limited to changes in current tax law which could result in MLPs being treated as corporations for U.S. federal income tax purposes or the elimination or reduction of MLPs tax deductions, which could result in a material decrease in the Fund’s NAV and/or lower after-tax distributions to Fund shareholders.

As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. A substantial portion of the MLPs within the Fund are primarily engaged in the energy sector. As a result, any negative development affecting that sector, such as regulatory, environmental, commodity pricing or extreme weather risk, will have a greater impact on the Fund than a fund that is not over-weighted in that sector. Accordingly, the Fund may not be suitable for all investors. Investors should read the prospectus carefully and should consult with their tax, accounting or financial consultants before investing.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions on the average of 500 widely held common stocks. The Alerian MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships. Unlike the Fund, the Alerian MLP Index is not structured as a C-corporation. One cannot invest directly in an index. The Permian Basin is a large oil and natural gas producing area located in Texas and New Mexico. Tax loss harvesting is the practice of selling a security that has experienced a loss. By realizing, or “harvesting,” a loss, an investor may be able to offset gains on other investments. Incentive Distribution Rights (IDRs) allow the general partner to receive an increasing percentage of quarterly distributions after the minimum quarterly distribution and target distribution thresholds have been achieved.

[i]	Total return is based on the combination of capital gain and return of capital distributions, if any. Total returns are net of fees and expenses.

ii	Index of Company References

Andeavor Logistics LP (NYSE: ANDX)

Andeavor (NYSE: ANDV)

Anadarko Petroleum Corp (NYSE: APC)

BP PLC (NYSE: BP)

Buckeye Partners LP (NYSE: BPL)

BP Midstream Partners LP (NYSE: BPMP)

DCP Midstream LP (NYSE: DCP)

DCP Midstream Partners, LP (NYSE: DPM)

Enterprise Products Partners LP (NYSE: EPD)

Energy Transfer Partners LP (NYSE: ETP)

Genesis Energy LP (NYSE: GEL)

Marathon Petroleum Corp (NYSE: MPC)

MPLX LP (NYSE: MPLX)

NuStar Energy LP (NYSE: NS)

ONEOK Inc (NYSE: OKE)

ONEOK Partners LP (NYSE: OKS)

Plains All American Pipeline LP (NYSE: PAA)

Phillips 66 Partners LP (NYSE: PSXP)

Shell Midstream Partners LP (NYSE: SHLX)

Tesoro Logistics LP (NYSE: TLLP)

Western Gas Partners LP (NYSE: WES)

The Williams Cos Inc (NYSE: WMB)

Western Refining Logistics LP (NYSE: WNRL)

Williams Partners LP (NYSE: WPZ)

Center Coast MLP Focus Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® Index and the Alerian MLP Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies. The Alerian MLP index is a composite of the 50 most prominent master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2017
	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-6.88%	-7.83%	0.04%	1.96%	12/31/10
Class C²	-7.44%	-8.50%	-0.67%	1.17%	12/31/10
Institutional Class³	-6.53%	-7.57%	0.32%	2.18%	12/31/10
After deducting maximum sales charge
Class A¹	-12.21%	-9.63%	-1.14%	1.09%	12/31/10
Class C²	-8.28%	-8.50%	-0.67%	1.17%	12/31/10
S&P 500® Index	22.87%	10.91%	15.74%	13.76%	12/31/10
Alerian MLP Index	-6.83%	-12.42%	-1.61%	1.86%	12/31/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 766-0066.

Center Coast MLP Focus Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited) - Continued

The Fund’s expense ratios were 1.44%, 2.19% and 1.19%, for the Class A shares, Class C shares and Institutional Class shares, respectively, and the deferred tax expense (benefit) was zero for each of the Fund’s Class A, Class C and Institutional Shares, which were the amounts stated in the current prospectus dated April 1, 2017, as supplemented January 4, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. While the Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50%, 2.25%, and 1.25% of average daily net assets of the Class A Shares, Class C Shares and Institutional Class Shares, such fee waiver of expense absorption was not necessary for the year ended November 30, 2017, as the annual fund expenses for each share class fell below its respective threshold. This agreement is in effect until March 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.

¹	Maximum initial sales charge for Class A shares is 5.75%. No sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
²	No initial sales charge applies on Class C shares investments, but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Center Coast MLP Focus Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2017

Number of Shares		Value

	Common Stocks – 10.8%
	Midstream C-Corps – 8.7%
1,212,798	ONEOK, Inc.	$62,944,216
3,576,374	Targa Resources Corp.	155,214,632
		218,158,848

	Other Unit Classes – 2.1%
1,075,447	Enbridge Energy Management LLC*	14,518,535
1,872,841	Plains GP Holdings LP - Class A	38,561,796
		53,080,331

	Total Common Stocks (Cost $179,371,081)	271,239,179

	Master Limited Partnership Shares – 89.4%
	Compression – 1.1%
1,689,889	USA Compression Partners LP	28,694,315

	Diversified Midstream – 37.2%
4,277,470	Andeavor Logistics LP	191,459,557
11,239,336	Energy Transfer Partners LP	186,685,371
7,681,559	Enterprise Products Partners LP	189,196,798
5,836,571	MPLX LP	209,299,436
4,378,681	Williams Partners LP	160,697,593
		937,338,755
	E&P-sponsored Gathering & Processing – 12.5%
10,400,312	EnLink Midstream Partners LP	166,300,989
3,292,534	Western Gas Partners LP	147,571,374
		313,872,363
	Gathering & Processing – 7.4%
1,115,692	Crestwood Equity Partners LP	26,720,823
3,076,367	DCP Midstream LP	108,103,536
1,823,476	Enable Midstream Partners LP	27,315,671
1,291,948	Summit Midstream Partners LP	24,482,415
		186,622,445

	General Partners (K-1) – 0.5%
880,205	NuStar GP Holdings LLC	12,806,983

	Large-Cap Petroleum Transportation & Storage – 18.1%
2,530,051	Buckeye Partners LP	116,205,242
3,400,131	Enbridge Energy Partners LP	49,709,915
1,448,238	Magellan Midstream Partners LP	97,031,946
3,880,126	NuStar Energy LP	112,756,462

Center Coast MLP Focus Fund

SCHEDULE OF INVESTMENTS – Continued

As of November 30, 2017

Number of Shares		Value

	Master Limited Partnership Shares (Continued)
	Large-Cap Petroleum Transportation & Storage (Continued)
4,155,137	Plains All American Pipeline LP	$81,025,172
		456,728,737
	Natural Gas Transportation & Storage – 10.2%
3,111,153	Spectra Energy Partners LP	127,308,381
2,573,901	TC Pipelines LP	130,779,910
		258,088,291
	Other Fee-based – 0.9%
1,757,599	Martin Midstream Partners LP	23,639,706

	Sponsored Petroleum Transportation & Storage – 1.5%
596,966	PBF Logistics LP	11,760,230
537,312	Phillips 66 Partners LP	25,178,440
		36,938,670
	Total Master Limited Partnership Shares (Cost $2,207,230,439)	2,254,730,265

Principal Amount

	Short-Term Investments – 1.2%
$30,990,538	UMB Money Market Fiduciary, 0.01%[1]	30,990,538

	Total Short-Term Investments (Cost $30,990,538)	30,990,538

	Total Investments – 101.4% (Cost $2,417,592,058)	2,556,959,982
	Liabilities in Excess of Other Assets – (1.4)%	(36,483,928)

	Total Net Assets – 100.0%	$2,520,476,054

LLC – Limited Liability Company

LP – Limited Partnership

*	No distribution or dividend was made during the period ended. As such, it is classified as a non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund

SUMMARY OF INVESTMENTS

As of November 30, 2017

Security Type/Sector	Percent of Total Net Assets
Master Limited Partnership Shares
Diversified Midstream	37.2%
Large-Cap Petroleum Transportation & Storage	18.1%
E&P-Sponsored Gathering & Processing	12.5%
Natural Gas Transportation & Storage	10.2%
Gathering & Processing	7.4%
Sponsored Petroleum Transportation & Storage	1.5%
Compression	1.1%
Other Fee-based	0.9%
General Partners (K-1)	0.5%
Total Master Limited Partnership Shares	89.4%
Common Stocks
Midstream C-Corps	8.7%
Other Unit Classes	2.1%
Total Common Stocks	10.8%
Short-Term Investments	1.2%
Total Investments	101.4%
Liabilities in Excess of Other Assets	(1.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2017

Assets:
Investments at fair value (cost $2,417,592,058)	$2,556,959,982
Receivables:
Investment securities sold	6,883,174
Fund shares sold	6,840,413
Dividends and interest	255
Prepaid assets	121,146
Total assets	2,570,804,970

Liabilities:
Payables:
Investment securities purchased	3,443,743
Fund shares redeemed	43,075,464
Advisory fees	2,111,227
Distribution fees - Class A & Class C (Note 6)	629,747
Shareholder servicing fees (Note 7)	410,519
Fund administration fees	172,463
Transfer agent fees and expenses	78,971
Fund accounting fees	62,294
Custody fees	14,599
Auditing fees	54,729
Chief Compliance Officer fees	1,701
Trustees' fees and expenses	1,310
Trustees' deferred compensation (Note 3)	343
Franchise tax payable	120,845
Accrued other expenses	150,961
Total liabilities	50,328,916

Net Assets	$2,520,476,054

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$2,828,044,824
Accumulated net investment loss	(196,900,682)
Accumulated net realized loss on investments	(135,668,720)
Net unrealized appreciation on investments	25,000,632
Net Assets	$2,520,476,054

Net asset value, offering and redemption price per share:
Class A Shares:
Net assets applicable to shares outstanding	$369,683,560
Shares outstanding	52,560,065
Net asset value and redemption price per share[1]	$7.03
Maximum sales charge (5.75% of offering price)[2]	$0.43
Offering price	$7.46

Class C Shares:
Net assets applicable to shares outstanding	$660,663,234
Shares outstanding	101,088,732
Net asset value, offering price and redemption price per share[3]	$6.54

Institutional Class Shares:
Net assets applicable to shares outstanding	$1,490,129,260
Shares outstanding	208,220,677
Net asset value, offering price and redemption price per share	$7.16

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2017

Investment Income:
Distributions from Master Limited Partnerships from:
Unaffiliated Master Limited Partnerships	$170,231,126
Affiliated Master Limited Partnerships	20,048,836
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(170,231,126)
Affiliated Master Limited Partnerships	(20,048,836)
Distributions from Corporations	14,714,064
Less return of capital distributions from Corporations	(14,714,064)
Dividend income	1,448,678
Interest	3,252
Total investment income	1,451,930

Expenses:
Advisory fees	27,464,343
Distribution fees - Class C (Note 6)	7,818,484
Distribution fees - Class A (Note 6)	1,102,866
Shareholder servicing fees (Note 7)	2,031,770
Fund administration fees	1,458,397
Transfer agent fees and expenses	497,536
Fund accounting fees	359,778
Shareholder reporting fees	233,786
Registration fees	169,956
Custody fees	145,799
Auditing fees	135,999
Miscellaneous	84,100
Franchise tax	41,784
Legal fees	31,666
Trustees' fees and expenses	16,100
Chief Compliance Officer fees	15,549
Insurance fees	8,079

Total expenses	41,615,992
Net investment loss, before taxes	(40,164,062)
Deferred tax benefit	2,496,107
Net investment loss, net of deferred taxes	(37,667,955)

Net Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments in unaffiliated companies	40,642,768
Investments in affiliated companies	(2,047,841)
Deferred tax expense	(14,241,528)
Net realized gain, net of deferred taxes	24,353,399

Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated companies	(176,417,685)
Investments in affiliated companies	(25,983,260)
Deferred tax benefit	11,745,421
Net change in unrealized appreciation/depreciation, net of deferrred taxes	(190,655,524)
Net realized and unrealized loss on investments, net of deferred taxes	(166,302,125)

Net Decrease in Net Assets from Operations	$(203,970,080)

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss, net of deferred taxes	$(37,667,955)	$(18,457,731)
Net realized gain (loss) on investments, net of deferred taxes	24,353,399	(217,090,150)
Change in net unrealized appreciation/depreciation on investments,
net of deferred taxes	(190,655,524)	414,340,744
Net increase (decrease) in net assets resulting from operations	(203,970,080)	178,792,863

Distributions to Shareholders:
From return of capital:
Class A	(36,826,259)	(35,055,579)
Class C	(70,244,807)	(69,114,656)
Institutional Class	(131,027,418)	(100,052,577)
Total distributions to shareholders	(238,098,484)	(204,222,812)

Capital Transactions (See Note 11):
Class A	(18,543,757)	38,157,251
Class C	(8,880,658)	(23,945,889)
Institutional Class	387,623,116	210,440,299
Net increase in net assets from capital transactions	360,198,701	224,651,661

Total increase (decrease) in net assets	(81,869,863)	199,221,712

Net Assets:
Beginning of period	2,602,345,917	2,403,124,205
End of period	$2,520,476,054	$2,602,345,917

Accumulated net investment loss	$(196,900,682)	$(159,232,727)

Capital Share Transactions (See Note 11):
Class A	(2,331,235)	4,669,531
Class C	(1,634,343)	(3,664,673)
Institutional Class	45,975,963	25,598,041
Net increase from capital share transactions	42,010,385	26,602,899

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,

	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.23	$8.30	$11.49	$11.02	$10.13
Income from Investment Operations:
Net investment loss[1]	(0.11)	(0.05)	(0.04)	(0.08)	(0.10)
Return of capital[1]	0.38	0.37	0.34	0.33	0.39
Net realized and unrealized gain (loss) on investments[1,2]	(0.79)	0.29	(2.77)	0.90	1.27
Total from investment operations	(0.52)	0.61	(2.47)	1.15	1.56

Less Distributions:
From net investment income	-	-	-	(0.30)	-
From return of capital	(0.68)	(0.68)	(0.72)	(0.38)	(0.67)
Total distributions	(0.68)	(0.68)	(0.72)	(0.68)	(0.67)

Net asset value, end of period	$7.03	$8.23	$8.30	$11.49	$11.02

Total return[3]	(6.88)%	8.17%	(22.27)%	10.62%	15.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$369,684	$451,900	$416,593	$566,018	$798,021

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.44%	1.46%	1.47%	1.44%	1.46%
Expense recovery/(waiver)	-%	-%	-%	-%	0.03%
Net of expense recovery/(waiver) and before deferred tax expense	1.44%	1.46%	1.47%	1.44%	1.49%
Deferred tax expense/(benefit)[4,5]	-%	5.61%	(14.59)%	5.62%	7.49%	[6]
Total expenses	1.44%	7.07%	(13.12)%	7.06%	8.98%	[6]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(1.39)%	(1.10)%	(0.95)%	(1.20)%	(1.46)%
Expense recovery/(waiver)	-%	-%	-%	-%	0.03%
Net of expense recovery/(waiver) and before deferred tax benefit	(1.39)%	(1.10)%	(0.95)%	(1.20)%	(1.49)%
Deferred tax benefit[5,7]	0.09%	0.41%	0.59%	0.50%	0.61%	[6]
Net investment loss	(1.30)%	(0.69)%	(0.36)%	(0.70)%	(0.88)%	[6]
Portfolio turnover rate	32%	60%	51%	55%	9%

[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	For the year ended November 30, 2013, total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Ratios have been restated due to a change in accounting methodology.
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,

	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.75	$7.91	$11.08	$10.72	$9.94
Income from Investment Operations:
Net investment loss[1]	(0.16)	(0.11)	(0.11)	(0.16)	(0.15)
Return of capital[1]	0.36	0.35	0.32	0.32	0.38
Net realized and unrealized gain (loss) on investments[1,2]	(0.73)	0.28	(2.66)	0.88	1.22
Total from investment operations	(0.53)	0.52	(2.45)	1.04	1.45

Less Distributions:
From net investment income	-	-	-	(0.30)	-
From return of capital	(0.68)	(0.68)	(0.72)	(0.38)	(0.67)
Total distributions	(0.68)	(0.68)	(0.72)	(0.68)	(0.67)

Net asset value, end of period	$6.54	$7.75	$7.91	$11.08	$10.72

Total return[3]	(7.44)%	7.40%	(22.93)%	9.87%	14.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$660,663	$796,542	$841,555	$1,056,466	$762,945

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	2.19%	2.21%	2.22%	2.19%	2.21%
Expense recovery/(waiver)	-%	-%	-%	-%	0.03%
Net of expense recovery/(waiver) and before deferred tax expense	2.19%	2.21%	2.22%	2.19%	2.24%
Deferred tax expense/(benefit)[4,5]	-%	5.61%	(14.59)%	5.62%	7.49%	[6]
Total expenses	2.19%	7.82%	(12.37)%	7.81%	9.72%	[6]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(2.14)%	(1.85)%	(1.70)%	(1.95)%	(2.21)%
Expense recovery/(waiver)	-%	-%	-%	-%	0.03%
Net of expense recovery/(waiver) and before deferred tax benefit	(2.14)%	(1.85)%	(1.70)%	(1.95)%	(2.24)%
Deferred tax benefit[5,7]	0.09%	0.41%	0.59%	0.50%	0.61%	[6]
Net investment loss	(2.05)%	(1.44)%	(1.11)%	(1.45)%	(1.62)%	[6]
Portfolio turnover rate	32%	60%	51%	55%	9%

[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	For the year ended November 30, 2013, total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the CDSC was included total returns would be lower. The return includes Rule 12b-1 fees of 1.00% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Ratios have been restated due to a change in accounting methodology.
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,

	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.34	$8.38	$11.57	$11.06	$10.14
Income from Investment Operations:
Net investment loss[1]	(0.09)	(0.03)	(0.01)	(0.05)	(0.09)
Return of capital[1]	0.39	0.38	0.34	0.33	0.39
Net realized and unrealized gain (loss) on investments[1,2]	(0.80)	0.29	(2.80)	0.91	1.29
Total from investment operations	(0.50)	0.64	(2.47)	1.19	1.59

Less Distributions:
From net investment income	-	-	-	(0.30)	-
From return of capital	(0.68)	(0.68)	(0.72)	(0.38)	(0.67)
Total distributions	(0.68)	(0.68)	(0.72)	(0.68)	(0.67)

Net asset value, end of period	$7.16	$8.34	$8.38	$11.57	$11.06

Total return[3]	(6.53)%	8.46%	(22.11)%	10.95%	15.96%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,490,129	$1,353,904	$1,144,976	$1,568,738	$642,660

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.19%	1.21%	1.22%	1.19%	1.21%
Expense recovery/(waiver)	-%	-%	-%	-%	0.03%
Net of expense recovery/(waiver) and before deferred tax expense	1.19%	1.21%	1.22%	1.19%	1.24%
Deferred tax expense/(benefit)[4,5]	-%	5.61%	(14.59)%	5.62%	7.49%	[6]
Total expenses	1.19%	6.82%	(13.37)%	6.81%	8.73%	[6]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(1.14)%	(0.85)%	(0.70)%	(0.95)%	(1.21)%
Expense recovery/(waiver)	-%	-%	-%	-%	0.03%
Net of expense recovery/(waiver) and before deferred tax benefit	(1.14)%	(0.85)%	(0.70)%	(0.95)%	(1.24)%
Deferred tax benefit[5,7]	0.09%	0.41%	0.59%	0.50%	0.61%	[6]
Net investment loss	(1.05)%	(0.44)%	(0.11)%	(0.45)%	(0.62)%	[6]
Portfolio turnover rate	32%	60%	51%	55%	9%

[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	For the year ended November 30, 2013, total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. The return does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	Effective December 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Ratios have been restated due to a change in accounting methodology.
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS

November 30, 2017

Note 1 – Organization

Center Coast MLP Focus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund currently offers four classes of shares: A shares, C shares, T shares, and Institutional shares. The Fund commenced operations on December 31, 2010. Class T shares are not currently available for purchase.

The Fund is structured as a “C” corporation and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Fund accrues a deferred tax liability (or asset) for its future tax liability (or asset) associated with the unrealized appreciation (or depreciation) of its investments in excess (or deficit) of their cost basis as adjusted for the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any realized gains (or losses) and net operating income (or loss). The Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Fund’s net asset value per share.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees (the “Board”). The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

(b) Master Limited Partnerships

A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters effecting the partnership.

The value of the Fund’s investments in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income with, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Return of Capital Estimates

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2017, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

(e) Partnership Accounting Policy

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

(f) Options

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the options contracts.

The Fund did not enter into any transactions in written options contracts for the year ended November 30, 2017.

(g) Distributions to Shareholders

The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.

Dividends, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2018. For the year ended November 30, 2017, the Fund’s distributions were expected to be comprised of 100% return of capital.

The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor or sub-advisor (e.g., merger, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

(h) Energy Industry Concentration Risk

A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences effecting the energy industry.

(i) Income Taxes

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it will be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the year ended November 30, 2017, the maximum marginal regular federal income tax rate for a corporation is 35%. A change in the federal income tax rate could have a material impact to the fund (upon enactment – See Note 12). The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated 1.90% for state and local tax.

The Fund's income tax provision consists of the following as of November 30, 2017:

Current tax expense (benefit)
Federal	$-
State	-
Total current tax expense (benefit)	$-

Deferred tax expense (benefit)
Federal	$-
State	-
Total deferred tax expense	$-

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate

Application of statutory income tax rate	$71,389,528	35.00%
State income taxes net of federal benefit	3,875,431	1.90%
Change in valuation allowance	(75,430,328)	(36.98)%
Effect of permanent & temporary differences	165,369	0.08%
Total income tax expense	$-	0.00%

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

For the year ended November 30, 2017, the Fund’s effective tax rate of 0.00% differed from the combined federal and state statutory tax rate of 36.90% mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. The Fund's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.

Components of the Fund's deferred tax assets and liabilities as of November 30, 2017 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$79,801,237
Capital loss carryforward (tax basis)	189,515,886
Valuation allowance	(91,314,532)
Total deferred tax assets	178,002,591
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(178,002,591)
Total net deferred tax asset/(liability)	$-

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by Accounting Standard Codification (“ASC”) 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. At November 30, 2017, the Fund has determined that a valuation allowance of $91,314,532 was required as stated in the table above.

In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.

Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established.

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of November 30, 2017, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

At November 30, 2017, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2033	$12,066,929
11/30/2035	126,671,855
11/30/2036	57,346,506
11/30/2037	20,408,471
Total	$216,493,761

At November 30, 2017, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$132,407,096
11/30/2021	319,838,371
11/30/2022	61,347,720
Total	$513,593,187

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Center Coast Capital Advisors, LP (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding front end or contingent deferred sales load, taxes such as deferred income tax expenses, leverage interest, brokerage commissions, or extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A shares, C shares and Institutional shares, respectively. However, for the Fund’s year ended November 30, 2017, such fee waiver or expense absorption was not necessary as total annual fund expenses (excluding deferred income tax expenses) were 1.44%, 2.19% and 1.19% for the Fund’s A shares, C shares and Institutional shares, respectively. The agreement is in effect until March 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2017, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitute a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At November 30, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$2,078,439,553

Gross unrealized appreciation	$681,512,253
Gross unrealized depreciation	(202,991,824)

Net unrealized appreciation on investments	$478,520,429

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Note 5 – Investment Transactions

For the year ended November 30, 2017, purchases and sales of investments, excluding short-term investments, were $1,197,219,962 and $873,315,341, respectively.

Note 6 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the distribution of its shares. Under the Plan, the Fund pays to the Distributor distribution fees in connection with the distribution of the Fund’s Class A and Class C shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of each such Class and the maintenance of shareholder accounts.

For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. During the year ended November 30, 2017, HRC did not receive any sales charges or distribution fees with respect to the Fund pursuant to the wholesaling agreement.

For the year ended November 30, 2017, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Note 9 – Fair Value Measurements and Disclosure

ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$271,239,179	$-	$-	$271,239,179
Master Limited Partnerships[1]	2,254,730,265	-	-	2,254,730,265
Short-Term Investments	30,990,538	-	-	30,990,538
Total Investments	$2,556,959,982	$-	$-	$2,556,959,982

[1]	For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 & 3 securities at period end.

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments (if any). Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of November 30, 2017 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation) While Affiliated	Change in Unrealized Appreciation (Depreciation) While Unaffiliated	Value End of Period	Return of Capital Distributions

NuStar Energy LP(1)	$188,671,058	$43,422,364	$(41,131,986)	$(4,339,543)	$(27,332,120)	$(28,696,755)	$112,756,462	$17,836,556
PBF Logistics LP(1)	25,576,666	3,446,399	(19,795,441)	2,291,702	1,348,860	1,104,324	11,760,230	2,212,280
Total	$214,247,724	$46,868,763	$(60,927,427)	$(2,047,841)	$(25,983,260)	$(27,592,431)	$124,516,692	$20,048,836

Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period

NuStar Energy LP(1)	3,952,054	1,002,786	(1,074,714)	3,880,126
PBF Logistics LP(1)	1,371,403	173,700	(948,137)	596,966
Total	5,323,457	1,176,486	(2,022,851)	4,477,092

(1)	No longer affiliated as of November 30, 2017.

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Note 11 – Capital Transactions

The Fund has authorized an unlimited number of $0.01 par value shares of each class. Transactions in shares of capital transactions were as follows:

	For the Year Ended November 30, 2017		For the Year Ended November 30, 2016

	Shares	Amount	Shares	Amount
Class A:
Sold	13,889,680	$112,959,556	21,301,102	$164,411,178
Distributions reinvested	4,129,810	32,681,291	4,233,922	33,283,938
Redeemed	(20,350,725)	(164,184,604)	(20,865,493)	(159,537,865)
Net Increase (Decrease)	(2,331,235)	$(18,543,757)	4,669,531	$38,157,251
Class C:
Sold	16,109,846	$123,016,368	16,357,798	$120,726,811
Distributions reinvested	9,145,807	67,438,747	9,043,774	67,141,098
Redeemed	(26,889,996)	(199,335,773)	(29,066,245)	(211,813,798)
Net Decrease	(1,634,343)	$(8,880,658)	(3,664,673)	$(23,945,889)
Institutional Class:
Sold	105,955,557	$864,966,707	102,845,509	$801,222,965
Distributions reinvested	16,170,128	128,608,758	12,466,128	99,189,644
Redeemed	(76,149,722)	(605,952,349)	(89,713,596)	(689,972,310)
Net Increase	45,975,963	$387,623,116	25,598,041	$210,440,299

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

On December 22, 2017 (Date of Enactment), President Trump signed tax reform legislation, which includes a broad range of tax reform provisions. The federal income tax rate for corporations changed to 21% for taxable years beginning after December 31, 2017, which may have a material impact on future financial statements. The change in federal income tax rate is recorded on the Date of Enactment. As a result of the tax legislation enacted on December 22, 2017, the Fund adjusted its estimates of its net deferred tax asset balance to reflect the reduction in the corporate rate from 35% to 21%. The Fund’s net deferred tax asset balance was reduced, and continued to be completely offset by a full valuation allowance. Management estimates that the effect of the reduced tax rate to the Fund's deferred tax asset without valuation allowance considerations resulted in a reduction of the deferred tax asset by approximately 36.8%.

Center Coast MLP Focus Fund

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

On June 15, 2017, the Board of Trustees of Investment Managers Series Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Center Coast MLP Focus Fund (the “Acquired Fund”), a series of the Trust, into a newly organized series of Brookfield Investment Funds, Inc., subject to completion of certain due diligence reviews. On January 23, 2018, the Trust called a shareholder meeting at which shareholders of the Acquired Fund approved the Plan. The reorganization is expected to be completed on February 2, 2018.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Center Coast MLP Focus Fund and the

Board of Trustees of Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Center Coast MLP Focus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers. When replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Center Coast MLP Focus Fund as of November 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2018

Center Coast MLP Focus Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	5	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	5	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	5	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	5	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

Center Coast MLP Focus Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Braddock Multi-Strategy Income Fund, Robinson Opportunistic Income Fund, Robinson Tax Advantage Income Fund and West Loop Realty Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Center Coast MLP Focus Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on June 13-15, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Liberty Street Advisors, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Center Coast Capital Advisors, LP (the “Sub-Advisor”) with respect to the Center Coast MLP Focus Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the S&P 500 Index, Alerian MLP Index, and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Energy Limited Partnership fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended March 31, 2017; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Liberty Street Advisors, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the three-year period was above the Alerian MLP Index return and the Peer Group and Fund Universe median returns, but below the S&P 500 Index return by 10.85%. The Fund’s total return for the one-year period was above the S&P 500 Index return, but below the Alerian MLP Index return and the Fund Universe and Peer Group median returns by 2.59%, 7.94%, and 10.25%, respectively. The Fund’s annualized total return for the five-year period was above the Alerian MLP Index return, but below the Fund Universe and Peer Group median returns and the S&P 500 Index return by 0.52%, 0.92%, and 9.70%, respectively. The Trustees considered the Investment Advisor’s explanation that the Fund’s underperformance over the various periods was due in part to a one-time non-recurring charge occurring in 2016 representing 2.67% associated with the Fund’s decision to increase its deferred tax valuation allowance to fully reserve for 100% of the Fund’s net deferred tax asset balance. The Trustees noted that the Fund’s risk score and standard deviation was the lowest in the Peer Group for the three- and five-year periods. The Trustees also noted that they were being asked to approve a reorganization of the Fund into a newly-created series of another trust.

Center Coast MLP Focus Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor with respect to the Fund, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was the same as both the Peer Group and the Fund Universe medians. The Trustees noted that the Investment Advisor does not manage any other mutual funds, pension funds, or institutional separate accounts using the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar accounts of the Investment Advisor. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The meeting materials indicated that the annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than both the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the 12 months ended March 31, 2017, and determined that the Investment Advisor’s profit level was reasonable. The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund (other than the receipt of its investment advisory fee), including benefits received by its affiliated broker-dealer in connection with the marketing of Fund shares, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. With respect to potential economies of scale, the Trustees noted the Investment Advisor’s indications that (1) as the Fund’s net assets increase, the Investment Advisor’s oversight duties increase, as the Fund’s consistent inflows and/or outflows result in frequent portfolio transactions, which require increased review of cost bases, tax accruals and tax analyses, and (2) the Investment Advisor monitors the advisory fees of the three funds it considers to be direct competitors of the Fund, all of which have higher advisory fees than the Fund (and two of which have breakpoints the lower tiers of which are higher than the Fund’s advisory fee), and that the Investment Advisor would continue to monitor those funds and make any recommendations with respect to the Fund’s advisory fee the Investment Advisor deems appropriate.

Center Coast MLP Focus Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Center Coast Capital Advisors, LP

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Sub-Advisor’s organization and operations, and its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund. In doing so, the Board considered the relative levels and types of services provided by the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor supervises and monitors the investment and trading activities of the Sub-Advisor, analyzes the Fund’s investment operations, oversees various tax matters, and provides general administrative services related to the overall supervision of the Fund. The Trustees noted that the fee charged by the Sub-Advisor was significantly less than the fees it charges to other registered funds and a private investment fund client, which also pays a performance fee in addition to a management fee, and within the range of the fees it charges other institutional clients for managing separate accounts. The Board also noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fees out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services provided by the Sub-Advisor to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund (other than the receipt of its sub-advisory fee), including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of each Fund Advisory Agreement with respect to the Fund.

Center Coast MLP Focus Fund

EXPENSE EXAMPLE

For the Six Months Ended November 30, 2017 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/01/17	11/30/17	6/01/17– 11/30/17
Class A	Actual Performance	$ 1,000.00	$ 913.20	$ 6.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.96	7.17
Class C	Actual Performance	1,000.00	910.00	10.38
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.20	10.95
Institutional Class	Actual Performance	1,000.00	914.60	5.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.21	5.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42%, 2.17% and 1.17% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios include deferred income tax benefit incurred by the Fund. Assumes all dividends and distributions were reinvested.

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Center Coast MLP Focus Fund

A series of Investment Managers Series Trust

Investment Advisor

Liberty Street Advisors, Inc.

100 Wall Street, 20th Floor

New York, New York 10005

Sub-Advisor

Center Coast Capital Advisors, LP

1600 Smith Street, Suite 3800

Houston, Texas 77002

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Center Coast MLP Focus Fund – Class A Shares	CCCAX	461 418 584
Center Coast MLP Focus Fund – Class C Shares	CCCCX	461 418 576
Center Coast MLP Focus Fund – Institutional Class Shares	CCCNX	461 418 568

Privacy Principles of the Center Coast MLP Focus Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Center Coast MLP Focus Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, on the Fund’s website at www.libertystreetfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (800) 207-7108. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 207-7108.

Center Coast MLP Focus Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$23,000	$22,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	02/08/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	02/08/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	02/08/2018